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                                                               PROXY FOR CONSENT

                              MSR EXPLORATION LTD.
                           500 MAIN STREET, SUITE 210
                            FORT WORTH, TEXAS 76102

                     PROXY AND POWER OF ATTORNEY SOLICITED
                          BY THE BOARD OF DIRECTORS OF
                            OF MSR EXPLORATION LTD.

                   TO BE CONTINUED AS A DELAWARE CORPORATION

                             FOR A WRITTEN CONSENT

                  TO BE EXECUTED ON OR ABOUT OCTOBER 30, 1997

    The undersigned holder of shares of common stock of MSR Exploration Ltd., hereby appoints Otto J. Buis and/or Howard N. Boals or *________________________ as my proxy and attorney-in-fact to execute a written consent (the "Consent") for me and on my behalf after the Continuance (as defined in the accompanying Proxy Statement/ Prospectus) becomes effective, on October 30, 1997 or on such later date, not later than December 31, 1997, that the said proxy and attorney-in-fact determines to execute such consent. The Consent shall be substantially in the form thereof set forth as Appendix "D" to the accompanying Proxy Statement/Prospectus. The said proxy and attorney-in-fact is hereby directed to:

    / / EXECUTE the Consent for and on behalf of the Undersigned authorizing and approving the merger of MSR Exploration Ltd. (as continued into Delaware) with and into Mercury Montana, Inc., a Delaware corporation, as described in the accompanying Proxy
        Statement/Prospectus; OR

    / / ABSTAIN FROM executing the Consent.

THIS PROXY WILL BE EXERCISED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE EXERCISED TO EXECUTE THE CONSENT FOR THE MERGER.
                                          DATED _________________________, 1997.
                                          ______________________________________
                                          (Signatures of Shareholder(s) of
                                          Record)
                                          ______________________________________
                                          (Printed Name(s))

                                          Please sign exactly as your shares are
                                          registered and return in the enclosed
                                          envelope. Indicate your full title if
                                          signing as attorney, executor,
                                          administrator, trustee or guardian.
                                          When shares are held by joint tenants,
                                          both should sign. If the stockholder
                                          is a partnership, sign partnership
                                          name by authorized person. If the
                                          stockholder is a corporation, this
                                          proxy must be executed by an
                                          authorized officer who must sign the
                                          full corporate name.

    *NOTE: IF THE STOCKHOLDER DESIRES TO APPOINT A PROXY OTHER THAN OTTO J. BUIS AND/OR HOWARD N. BOALS, HE SHOULD CROSS OUT THEIR NAMES AND PRINT THE NAME OF HIS PROXY IN THE SPACE PROVIDED FOR THAT PURPOSE. A PERSON SO DESIGNATED NEED NOT BE A STOCKHOLDER.

    The abovesigned hereby revokes any proxy heretofore given and ratifies all things said proxy may do by virtue hereof.

    To be valid, this form of proxy and the power of attorney, if any, under which it is signed must arrive duly signed at the office of the corporation, 500 Main Street, Suite 210, Fort Worth, Texas 76102, NOT LATER THAN 10:00 a.m. (Central Time) on October 30, 1997, or, in the case of any adjournment of the Special Meeting described in the accompanying Proxy Statement/Prospectus, on the business day immediately preceding the date of such adjournment.

    If this proxy is not dated in the designated space, it is deemed to bear the date on which it is mailed by the corporation to the stockholder.

PLEASE NOTE THAT A PROXY AND POWER OF ATTORNEY TO "ABSTAIN FROM" EXECUTING THE CONSENT ON THE MERGER OR THE FAILURE TO GRANT A PROXY AND POWER OF ATTORNEY HAS THE SAME EFFECT AS A VOTE "AGAINST" THE MERGER.